Goodwill and Intangible Assets - Expected Amortization of Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Sep. 30, 2019	Sep. 30, 2018
Expected Intangible Amortization
2020		$ 182
2021		181
2022		173
2023		138
2024		107
Thereafter		942
Total net intangible assets subject to amortization	$ 1,712	$ 1,723	$ 1,851